Second Quarter 2025 Supplemental Exhibit 99.2

2 Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the Second Quarter 2025 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.'s (the "Company") expectations regarding its performance, interest expense savings, balance sheet, net income or loss per diluted share, NAREIT FFO per diluted share, NFFO per diluted share, NOI growth, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth or decline, occupancy, revenue growth, margin expansion, purchases and sales of assets, development plans, and plans for Trilogy may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, changing macroeconomic conditions, domestic legal and fiscal policies, and geopolitical conditions and other risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this Supplemental. Disclaimers

3 Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this Supplemental. See below for further information regarding the Company's non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided by operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. NAREIT Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss) as determined in accordance with GAAP. However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful. Net Operating Income We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and are useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance. Disclaimers

Overview & Financial Highlights (as of 6/30/2025)

(dollars in thousands, except per share)

Portfolio Overview

	Campuses / Properties	Beds/Units [1]	Leased % [2]	Wtd Avg Lease Term (years)	Pro-Rata [3][4] Annualized Cash NOI			Consolidated [4] Annualized Cash NOI		
Integrated Senior Health Campuses (ISHC)	124	12,657	88.8%	—	$	268,592	61.5%	$	268,592	61.3%
Outpatient Medical (OM)	78	3,952	86.1%	4.9		74,256	17.0%		74,256	17.0%
Senior Housing Operating Properties (SHOP)	70	5,679	85.7%	—		59,480	13.6%		59,760	13.6%
Triple-Net Leased Properties	19	1,498	100.0%	13.3		29,872	6.8%		30,632	7.0%
Debt Security Investment	—	—	—	—		4,652	1.1%		4,652	1.1%
Total	**291**			**6.8**	**$**	**436,852**	**100.0%**	**$**	**437,892**	**100.0%**

Same-Store NOI Performance [3][4]

	Campuses / Properties	Q2 2024	Q2 2025	% Change	YTD 6/30/2024	YTD 6/30/2025	% Change
ISHC	116	$ 52,475	$ 62,083	18.3%	$ 101,561	$ 120,903	19.0%
OM	67	17,953	18,209	1.4%	35,823	36,436	1.7%
SHOP	47	9,199	11,312	23.0%	17,066	21,598	26.6%
Triple-Net Leased Properties	17	7,208	7,307	1.4%	14,452	14,450	—%
Total	**247**	**$ 86,835**	**$ 98,911**	**13.9 %**	**$168,902**	**$193,387**	**14.5 %**

Earnings Highlights [4]

	Q2 2024	Q2 2025	% Change	YTD 6/30/2024	YTD 6/30/2025	% Change
NAREIT FFO per share - diluted	$ 0.32	$ 0.41	28.1 %	$0.62	$0.77	24.2 %
Normalized FFO per share - diluted	$ 0.33	$ 0.42	27.3 %	$0.64	$0.80	25.0 %

CONSOLIDATED ANNUALIZED CASH NOI



Debt Security Investment 1.1%
Triple-Net Leased Properties 7.0%
OM 17.0%
SHOP 13.6%
ISHC 61.3%

(1) Outpatient Medical represents GLA in thousands, rather than Beds/Units.
(2) ISHC and SHOP occupancies are quarterly averages, while OM and Triple-Net Leased Properties are quarter-end spot occupancies.
(3) Represents all properties at Pro-Rata ownership based upon current quarter's ownership percentage.
(4) See reconciliations in the appendix of this presentation. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four.
Note: Except as otherwise noted, all data herein is presented on a consolidated basis.

American Healthcare REIT
4

Integrated Senior Health Campuses (ISHC)

(dollars in thousands)

Total Portfolio [1]	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Campuses	126	127	126	125	124	—	—
IL/AL/MC units	5,560	5,584	5,565	5,530	5,431	5,560	5,431
SNF beds	7,431	7,436	7,355	7,310	7,226	7,431	7,226
Consolidated total beds/units	12,991	13,020	12,920	12,840	12,657	12,991	12,657
Average occupancy	86.0%	86.9%	87.5%	88.5%	88.8%	85.8%	88.6%
Cash Revenue [2]	$ 393,774	$ 409,626	$ 421,516	$ 421,884	$ 422,624	$ 786,896	$ 844,508
Operating expenses	340,578	353,608	360,629	361,942	355,476	682,880	717,418
Cash NOI [2]	$ 53,196	$ 56,018	$ 60,887	$ 59,942	$ 67,148	$ 104,016	$ 127,090
Cash NOI margin %	13.5%	13.7%	14.4%	14.2%	15.9%	13.2%	15.0%
Maintenance Capex	$ 3,371	$ 3,769	$ 4,569	$ 4,109	$ 3,711	$ 6,411	$ 7,820

Same-Store [1]	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q2 2025 vs Q2 2024	YTD 6/30/24	YTD 6/30/25	YTD 2025 vs YTD 2024
Campuses	116	116	116	116	116		116	116	
Consolidated beds/units	11,928	11,944	11,940	11,942	11,936		11,928	11,936	
Average occupancy	86.7%	87.4%	87.8%	88.8%	88.9%	219 bps	86.6%	88.9%	227 bps
Same-Store revenue [2]	$ 291,747	$ 299,030	$ 312,432	$ 319,457	$ 322,943	10.7%	$ 583,521	$ 642,400	10.1%
Same-Store operating expenses	239,272	246,983	256,019	260,637	260,860	9.0%	481,960	521,497	8.2%
Compensation	153,261	157,092	165,918	162,590	165,088	7.7%	307,115	327,678	6.7%
Controllable [3]	77,521	80,481	81,343	87,657	85,216	9.9%	157,601	172,873	9.7%
Non-Controllable [4]	8,490	9,410	8,758	10,390	10,556	24.3%	17,244	20,946	21.5%
Same-Store NOI [2]	$ 52,475	$ 52,047	$ 56,413	$ 58,820	$ 62,083	18.3%	$ 101,561	$ 120,903	19.0%
Same-Store NOI margin %	18.0%	17.4%	18.1%	18.4%	19.2%	124 bps	17.4%	18.8%	142 bps

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) See reconciliations in the appendix of this presentation.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

5

6 ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days % of Revenue Q2 2024 Q2 2025 % change Q2 2024 Q2 2025 Q2 2024 Q2 2025 Private $ 380.37 $ 404.32 6.3% 12.0% 11.2% 14.1% 12.9 % Managed Care/Insurance $ 409.33 $ 431.79 5.5% 0.4% 0.3% 0.5% 0.4 % Medicaid $ 291.68 $ 319.39 9.5% 23.1% 22.1% 20.8% 20.3 % Hospice Medicaid $ 290.11 $ 314.36 8.4% 3.1% 3.3% 2.8% 3.0 % Medicare $ 644.11 $ 687.60 6.8% 11.7% 11.7% 23.0% 22.9 % Medicare Advantage $ 525.75 $ 572.21 8.8% 5.8% 7.2% 9.4% 11.9 % Total Skilled Nursing $ 408.87 $ 446.46 9.2% 56.1% 55.8% 70.6% 71.4 % Total Senior Housing $ 186.39 $ 194.80 4.5% 43.9% 44.2% 25.2% 24.7 % Ancillary revenue $ 13.74 $ 13.66 (0.6) % 0.0% 0.0% 4.2% 3.9 % Total, including ancillary revenue $ 322.28 $ 347.31 7.8% 100.0% 100.0% 100.0% 100.0 % Quality Mix 73.8% 74.6% 76.4% 76.7%

Outpatient Medical

(dollars and square feet in thousands, except revenue per square foot and NOI per square foot)

Total Portfolio	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Properties	83	83	81	81	78	—	—
Consolidated GLA (sq ft)	4,400	4,400	4,262	4,260	3,952	4,400	3,952
Ending occupancy	88.5%	88.1%	87.9%	87.4%	86.1%	88.5%	86.1%
Cash revenue[1]	$ 33,287	$ 33,305	$ 32,439	$ 32,697	$ 30,185	$ 67,011	$ 62,882
Operating expenses	12,322	12,300	12,115	12,404	11,621	25,062	24,025
Cash NOI[1]	$ 20,965	$ 21,005	$ 20,324	$ 20,293	$ 18,564	$ 41,949	$ 38,857
Cash NOI margin %	63.0%	63.1%	62.7%	62.1%	61.5%	62.6%	61.8%
Revenue per square foot	$ 30.26	$ 30.28	$ 30.44	$ 30.70	$ 30.55	$ 30.46	$ 31.82
Cash NOI per square foot	$ 19.06	$ 19.10	$ 19.07	$ 19.05	$ 18.79	$ 19.07	$ 19.66
Maintenance Capex	$ 3,612	$ 2,962	$ 3,724	$ 7,355	$ 2,904	$ 5,333	$ 10,259

Same-Store	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q2 2025 vs Q2 2024	YTD 6/30/24	YTD 6/30/25	YTD 2025 vs YTD 2024
Properties	67	67	67	67	67		67	67	
Consolidated GLA (sq ft)	3,493	3,493	3,493	3,490	3,493		3,493	3,493	
Ending occupancy	91.9%	92.1%	92.3%	92.2%	91.7%	(18) bps	91.9%	91.7%	(18) bps
Same-Store revenue[1]	$ 28,079	$ 28,327	$ 28,529	$ 28,806	$ 28,677	2.1%	$ 56,437	$ 57,483	1.9%
Same-Store operating expenses	10,126	10,269	10,365	10,579	10,468	3.4%	20,614	21,047	2.1%
Same-Store NOI[1]	$ 17,953	$ 18,058	$ 18,164	$ 18,227	$ 18,209	1.4%	$ 35,823	$ 36,436	1.7%
Same-Store NOI margin %	63.9%	63.7%	63.7%	63.3%	63.5%	(44) bps	63.5%	63.4%	(9) bps
Same-Store revenue per square foot	$ 32.15	$ 32.44	$ 32.67	$ 33.02	$ 32.84		$ 32.31	$ 32.91	
Same-Store NOI per square foot	$ 20.56	$ 20.68	$ 20.80	$ 20.89	$ 20.85		$ 20.51	$ 20.86	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT
7

8 Outpatient Medical (as of 6/30/2025) Tenants ABR % S&P Credit Rating Christus Good Shepherd Health System $ 7,793 8.8% A Prime Healthcare 3,684 4.2% B- Montefiore Medical Center 2,464 2.8% BBB- Atrius Health, Inc. 2,249 2.6% BBB Cullman Regional Medical Center 1,939 2.2% — Remaining Portfolio 69,952 79.4% Total $ 88,081 100.0% Square Feet % On-Campus/Adjacent 1,821 46.1% Off-Campus Affiliated 1,149 29.1% Unaffiliated 981 24.8% Total 3,952 100.0% OM Absorption Occupied Square Feet as of December 31, 2024 3,747 Expirations (396) Renewals 335 New leases 27 Terminations (28) Adjustment/remeasurement — Dispositions (285) Occupied Square Feet as of June 30, 2025 3,400 Trailing 12-months Retention 81.2% (dollars and square feet in thousands)

9 (1) Includes future leases signed, but not commenced. (2) Indicates total ABR expiring in the applicable year. Expiring Leases (1) Year # of Expiring Leases Total Sq. Ft. % of GLA ABR (2) % of Total ABR Average Rent per Sq. Ft. 2025 55 249 7.4% $ 6,512 6.6% $ 26.15 2026 51 214 6.3% 4,930 5.0% 23.04 2027 60 441 13.0% 12,113 12.2% 27.47 2028 58 525 15.4% 15,580 15.7% 29.68 2029 63 524 15.4% 14,875 15.0% 28.39 Thereafter 156 1,450 42.5% 45,343 45.5% 31.27 Total 443 3,403 100.0% $ 99,353 100.0% $ 29.20 (dollars and square feet in thousands, except average rent per square foot) Outpatient Medical (as of 6/30/2025)

Senior Housing Operating Properties (SHOP)

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Properties	64	69	70	69	70	—	—
IL/AL/MC units	5,076	5,353	5,465	5,391	5,578	5,076	5,578
SNF beds	95	95	100	100	101	95	101
Consolidated total beds/units	5,171	5,448	5,565	5,491	5,679	5,171	5,679
Average occupancy	84.0%	85.2%	86.0%	85.5%	85.7%	83.2%	85.6%
Cash revenue [1]	$ 63,948	$ 66,912	$ 73,239	$ 73,343	$ 77,150	$ 122,668	$ 150,493
Operating expenses	53,867	55,683	60,644	61,319	62,280	106,124	123,599
Cash NOI [1]	$ 10,081	$ 11,229	$ 12,595	$ 12,024	$ 14,870	$ 16,544	$ 26,894
Cash NOI margin %	15.8%	16.8%	17.2%	16.4%	19.3%	13.5%	17.9%
RevPOR	$ 4,934	$ 5,006	$ 5,136	$ 5,246	$ 5,347	$ 4,867	$ 5,296
Maintenance Capex	$ 3,496	$ 4,485	$ 4,393	$ 2,814	$ 3,489	$ 4,285	$ 6,303

Same-Store	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q2 2025 vs Q2 2024	YTD 6/30/24	YTD 6/30/25	YTD 2025 vs YTD 2024
Properties	47	47	47	47	47		47	47	
Consolidated beds/units	4,082	4,081	4,108	4,122	4,122		4,082	4,122	
Average occupancy	85.9%	87.1%	87.6%	86.6%	86.6%	67 bps	84.9%	86.6%	168 bps
Same-Store revenue [1]	$ 50,848	$ 52,033	$ 53,158	$ 54,189	$ 55,052	8.3%	$ 100,669	$ 109,241	8.5%
Same-Store operating expenses	41,649	42,540	43,324	43,903	43,740	5.0%	83,603	87,643	4.8%
Compensation	25,060	25,136	25,662	25,447	25,756	2.8%	50,019	51,203	2.4%
Controllable [2]	13,649	14,649	15,020	15,632	15,304	12.1%	27,801	30,936	11.3%
Non-Controllable [3]	2,940	2,755	2,642	2,824	2,680	(8.8)%	5,783	5,504	(4.8)%
Same-Store NOI [1]	$ 9,199	$ 9,493	$ 9,834	$ 10,286	$ 11,312	23.0%	$ 17,066	$ 21,598	26.6%
Same-Store NOI margin %	18.1%	18.2%	18.5%	19.0%	20.5%	246 bps	17.0%	19.8%	282 bps
RevPOR	$ 4,869	$ 4,924	$ 4,966	$ 5,112	$ 5,189	6.6%	$ 4,846	$ 5,149	6.2%

(1) See reconciliations in the appendix of this presentation.
(2) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT 10

11 ISHC & SHOP Partners (as of 6/30/2025) Partner/Operator State Number of Properties/Campuses Pro-Rata Share Beds/Units Consolidated Beds/ Units Trilogy Management Services KY,IN,MI,OH,WI 126 12,867 12,867 Senior Solutions Management Group AR,MS,TX,LA,MO,GA 20 1,652 1,685 Priority Life Care IN, MI 11 914 914 Compass Senior Living OR, WA 15 907 907 Cogir Senior Living NC,CA,UT,WA 14 904 904 Heritage Senior Living PA,VA 6 839 839 Heritage Communities NE 2 220 220 Total 194 18,303 18,336

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Properties	27	27	19	19	19	—	—
AL/MC beds/units	538	538	538	538	538	538	538
SNF beds	2,061	2,061	956	960	960	2,061	960
Consolidated total beds/units	2,599	2,599	1,494	1,498	1,498	2,599	1,498
Average operator occupancy [1]	91.7%	91.4%	89.2%	89.0%	89.3%	91.3%	89.2%
Cash revenue [2]	$ 10,253	$ 10,305	$ 8,096	$ 8,225	$ 8,247	$ 20,570	$ 16,472
Debt security investment	2,039	2,453	2,117	1,481	1,163	4,120	2,644
Operating expenses	632	482	541	939	779	1,251	1,718
Cash NOI [2]	$ 11,660	$ 12,276	$ 9,672	$ 8,767	$ 8,631	$ 23,439	$ 17,398
Cash NOI margin %	94.9%	96.2%	94.7%	90.3%	91.7%	94.9%	91.0%

Same-Store	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q2 2025 vs Q2 2024	YTD 6/30/24	YTD 6/30/25	YTD 2025 vs YTD 2024
Properties	17	17	17	17	17		17	17	
Consolidated beds/units	1,360	1,360	1,360	1,364	1,364		1,360	1,364	
Average operator occupancy [1]	88.0%	88.0%	89.0%	89.0%	88.9%	90 bps	87.6%	88.9%	128 bps
Same-Store revenue [2]	$ 7,765	$ 7,815	$ 7,823	$ 7,782	$ 7,803	0.5%	$ 15,599	$ 15,585	(0.1)%
Same-Store operating expenses	557	451	516	639	496	(11.0)%	1,147	1,135	(1.0)%
Same-Store NOI [2]	$ 7,208	$ 7,364	$ 7,307	$ 7,143	$ 7,307	1.4%	$ 14,452	$ 14,450	0.0%
Same-Store NOI margin %	92.8%	94.2%	93.4%	91.8%	93.6%	82 bps	92.6%	92.7%	7 bps
Same-Store NOI (Constant Currency) [3]	$ 7,242	$ 7,360	$ 7,324	$ 7,181	$ 7,269	0.4%	$ 14,516	$ 14,450	(0.5)%

(1) Facilities are 100% triple-net leased, and operators' occupancies excludes hospitals.
(2) See reconciliations in the appendix of this presentation.
(3) Includes currency adjustment for UK properties at 6/30/2025 YTD average GBP/USD rate of 1.30.

American Healthcare REIT 12

Triple-Net Leased Properties Rent Payment Coverage Stratification

Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q2 2025 [1]

	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	**Senior Housing-Leased**	**SNFs**	**Hospital**	**Total**	**Weighted Average Maturity (years)**	**Number of Leases**	**Senior Housing-Leased**	**SNFs**	**Hospital**	**Total**	**Weighted Average Maturity (years)**	**Number of Leases**
< 0.80x	—	—	1.7 %	1.7 %	11.9	1	—	—	1.7 %	1.7 %	11.9	1
0.80x - 0.89x	—	—	—	—	—	—	—	—	—	—	—	—
0.90x - 0.99x	0.6 %	—	—	0.6 %	6.9	1	—	—	—	—	—	—
1.00x - 1.09x	—	—	—	—	—	—	—	—	—	—	—	—
1.10x - 1.19x	—	0.1 %	—	0.1 %	8.8	1	0.6 %	—	—	0.6 %	6.9	1
1.20x - 1.29x	1.2 %	—	—	1.2 %	25.2	1	—	—	—	—	—	—
1.30x - 1.39x	—	—	—	—	—	—	—	—	—	—	—	—
1.40x - 1.49x	—	1.7 %	—	1.7 %	16.0	1	—	—	—	—	—	—
1.50x - 1.59x	—	—	—	—	—	—	1.2 %	—	—	1.2 %	25.2	1
1.60x - 1.69x	—	—	—	—	—	—	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—	—	0.1 %	—	0.1 %	8.8	1
1.80x - 1.89x	—	—	—	—	—	—	—	—	—	—	—	—
1.90x - 1.99x	—	1.2 %	—	1.2 %	5.3	1	—	1.7 %	—	1.7 %	16.0	1
> 2.00x	—	—	0.3 %	0.3 %	8.4	1	—	1.2 %	0.3 %	1.5 %	5.9	2
Total	**1.8 %**	**3.0 %**	**2.0 %**	**6.8 %**	**13.3**	**7**	**1.8 %**	**3.0 %**	**2.0 %**	**6.8 %**	**13.3**	**7**
Segment Rent Coverage [2]	**1.16x**	**1.65x**	**1.75x**	**1.56x**			**1.40x**	**2.12x**	**1.99x**	**1.90x**		
Tenant Occupancy	**87.2 %**	**90.5 %**	**N/A**	**89.3 %**			**87.2 %**	**90.5 %**	**N/A**	**89.3 %**		

(1) Represents trailing twelve month coverage metrics as of March 31, 2025. Percentages are based on Pro-Rata Cash NOI for the three months ended June 30, 2025.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT

13

14 Revenue and Lease Expiration(1) (as of 6/30/2025) (1) Excludes ISHC and SHOP. (2) Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2025. (3) Represents total interest income from debt security investment. ABR of Expiring Leases (2) as % of Total ABR Year OM Triple-Net Leased Properties Interest Income (3) Total 2025 $ 6,512 6.6% $ — 0.0% $ — 0.0% $ 6,512 4.6% 2026 4,930 5.0% — 0.0% — 0.0% 4,930 3.5% 2027 12,113 12.2% — 0.0% — 0.0% 12,113 8.6% 2028 15,580 15.7% — 0.0% 4,013 100.0% 19,593 13.9% 2029 14,875 15.0% — 0.0% — 0.0% 14,875 10.6% Thereafter 45,343 45.5% 37,107 100.0% — 0.0% 82,450 58.8% Total $ 99,353 100.0% $ 37,107 100.0% $ 4,013 100.0% $ 140,473 100.0% (dollars in thousands)

Debt Maturities and Principal Payments (as of 6/30/2025)

(dollars in thousands)

Period	Line of Credit and Term Loan	Mortgage Loans Payable	Noncontrolling Interest's Share of Mortgage Loans Payable	Combined Pro-Rata Debt	% of Combined Pro-Rata Debt	Weighted Average Interest Rate [(2)(3)]
2025	$ —	$ 17,392	$ (136)	$ 17,256	1.1%	3.64 %
2026	—	160,094	(8,077)	152,017	9.8%	3.06 %
2027	550,000	56,611	—	606,611	39.2%	5.25 %
2028	—	139,963	—	139,963	9.1%	4.40 %
2029	—	16,963	—	16,963	1.1%	3.36 %
Thereafter [(1)]	—	612,993	—	612,993	39.7%	3.79 %
Total	**$ 550,000**	**$ 1,004,016**	**$ (8,213)**	**$ 1,545,803**	**100.0%**	

	Line of Credit and Term Loan	Mortgage Loans Payable	Noncontrolling Interest's Share of Mortgage Loans Payable	Combined Pro-Rata Debt
Weighted Interest Rate [(2)(3)]	**5.43%**	**3.73%**	**2.64%**	**4.34%**
Weighted average maturity (years)	**1.6**	**18.8**	**0.9**	**12.8**
Percentage of variable-rate debt	**—%**	**—%**	**—%**	**—%**

(1) Debt maturing after 2029 has a weighted average maturity date of March 2052 (27 Years).
(2) Interest rates reflect two in-place swap derivatives for $275 million each, which mature on January 19, 2026 with strikes at 4.41% and 3.74%. The Company has two additional interest rate swap derivatives for $350 million and $200 million with strikes at 3.51% and 3.52%, respectively, which will be effective on January 20, 2026 and mature on January 19, 2027.
(3) Does not include interest rate impact from mortgage insurance premiums and equipment financing.

American Healthcare REIT
15

16 Year-to-Date 2025 Real Estate Acquisitions and Dispositions Acquisitions Reportable Segment Number of Properties/ Campuses Beds/Units Gross Purchase Price Average Cost per Bed/Unit Integrated Senior Health Campuses - Lease buyout 1 131 $16,087 $123 SHOP 1 187 $65,000 $348 Dispositions Reportable Segment Number of Properties/ Campuses Beds/Units/GLA (1) Gross Proceeds SHOP 1 88 $3,250 Outpatient Medical 3 311 $24,179 Integrated Senior Health Campuses 2 270 $16,000 (dollars and square feet in thousands) (1) Outpatient Medical represents Square Feet GLA in thousands.

17 Real Estate Development & Expansions Development Timing Project Name State Segment Type of Project Beds/Units Spent To Date Total Expected Cost Construction Start Expected Completion Portage MI ISHC New Campus 108 $9,912 $22,854 Q3 2024 Q3 2026 Sylvania OH ISHC IL Villas 26 5,435 8,175 Q3 2024 Q4 2025 Harrodsburg KY ISHC IL Villas 32 4,889 9,951 Q3 2024 Q4 2025 Greenfield IN ISHC IL Villas 16 800 3,752 Q4 2024 Q1 2026 Ottawa OH ISHC IL Villas 30 2,143 8,569 Q1 2025 Q4 2025 Mooresville IN ISHC Wing Expansion 27 649 4,463 Q1 2025 Q1 2026 Total 239 $23,828 $57,764 Recently Completed Projects(1) Project Name State Segment Type of Project Units/Beds Spent To Date Construction Completion Waterford Place IN ISHC IL Villas 22 $6,577 Q3 2024 Oak Ridge IN ISHC IL Villas 10 3,301 Q3 2024 Total 32 $9,878 (dollars in thousands) (1) Includes projects that have been completed in the last twelve months. Certain projects that have been completed more than twelve months ago may not yet be stabilized.

2025 Guidance(1)

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	2025 Guidance - Revised							
	FY 2025				FY 2025 - per diluted share			
		Low		High		Low		High
Net income attributable to common stockholders	$	53.70	$	60.50	$	0.33	$	0.37
Depreciation and amortization [2]		168.30		168.30		1.02		1.02
Impairment and gains/losses from dispositions		37.40		37.40		0.23		0.23
NAREIT FFO attributable to common stockholders	**$**	**259.40**	**$**	**266.20**	**$**	**1.57**	**$**	**1.61**
Amortization of other intangible assets/liabilities [2]		1.60		1.60		0.01		0.01
Change in deferred rent [2]		(2.80)		(2.80)		(0.02)		(0.02)
Non-cash impact of changes to equity plan [2][3]		12.50		12.50		0.08		0.08
Other adjustments [4]		(0.40)		(0.40)		0.00		0.00
Normalized FFO attributable to common stockholders	**$**	**270.30**	**$**	**277.10**	**$**	**1.64**	**$**	**1.68**
Weighted average diluted shares (in millions)		**165.0**		**165.0**				

FY 2025 Total Portfolio Same-Store NOI Growth Guidance

- **11.0% - 14.0%**

FY 2025 Segment-Level Same-Store NOI Growth / (Decline) Guidance

- **ISHC: 15.0% - 19.0%**
- **Outpatient Medical: 1.0% - 1.5%**
- **SHOP: 20.0% - 24.0%**
- **Triple-Net Leased Properties: (0.8%) - (0.3%)**

Other FY 2025 Guidance Assumptions

- **General and administrative expenses of $56 million to $58 million**
- **Interest expense of $85 million to $90 million**
- **Other income of $2 million to $4 million**
- **Expect to spend $80 million to $100 million for new development starts and on-going development projects**
- **Closed ~$250 million of new investments as of August 7, 2025.**

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide, without unreasonable effort, guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenue, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

(3) Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.

(4) Includes adjustments for capitalized interest, business acquisition expenses and additional items as noted in the Company's definition for NFFO.

American Healthcare REIT

18

Components of NAV[1]

(dollars and square feet in thousands)

Segment	# of Properties/ Campuses	Square Feet	Total Beds/ Units	Q2 2025 Cash NOI[2]	Q2 2025 Ann. Cash NOI[2]
ISHC	124	9,142	12,657	$ 67,148	$ 268,592
Outpatient Medical	73	3,825		18,241	72,964
SHOP - Grouped by Avg Occupancy					
>80%	53	3,876	4,286	14,255	57,020
60%-80%	16	1,178	1,353	1,098	4,392
<60%	1	40	40	(200)	(800)
Triple-Net Leased Properties[3]	17	961	1,364	7,497	29,988
Total	284	19,022	19,700	$ 108,039	$ 432,156

Obligations (Outstanding principal balance as of 6/30/25)	**Pro-Rata**	**Consolidated**	**Weighted Avg. Interest Rate**
Mortgage Debt	$ 995,803	$ 1,004,016	3.73%
Revolving LOC	–	–	5.69%
Term Loan[4]	550,000	550,000	5.43%
Total Debt	$ 1,545,803	$ 1,554,016	
Cash, cash equivalents and restricted cash pertaining to debt	(169,063)	(169,188)	
Net Debt	$ 1,376,740	$ 1,384,828	
Other tangible liabilities, net:			
Accounts payable and accrued liabilities	273,544	273,624	
Other	50,155	50,166	
Total other tangible liabilities, net	323,699	323,790	
Financing	34,254	34,254	
Lease obligations	148,215	148,215	
Net obligations	$ 1,882,908	$ 1,891,087	
Other Assets			
Debt security investment, gross	$ 91,733	$ 91,733	
Other tangible assets:			
Accounts receivable	224,066	224,072	
Capital expenditures	41,933	41,940	
Inventory	19,428	19,428	
Other	40,294	40,311	
Total other tangible assets	325,721	325,751	
Sold assets/assets expected to be sold	20,125	20,125	
Total other assets	$ 437,579	$ 437,609	
Common Shares and OP Units Issued and Outstanding			
Total Common Shares	164,578,233	164,578,233	
Total OP units	2,004,216	2,004,216	
Total Common Shares and OP Units	166,582,449	166,582,449	

(1) Dollars, square feet and beds/units are presented on a consolidated basis as of June 30, 2025.
(2) Cash NOI is adjusted to exclude non-recurring items for the three months ended June 30, 2025.
(3) Excludes interest income from debt security investment.
(4) Weighted average interest rates reflect in-place swap derivatives.

American Healthcare REIT
19

20 Second Quarter 2025 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

FFO / NFFO Reconciliation[1]

(in thousands, except share and per share amounts)

	Q2 2025	Q2 2024	YTD 6/30/2025	YTD 6/30/2024
Net income (loss)	$ 10,079	$ 2,926	$ 3,239	$ (78)
Depreciation and amortization related to real estate — consolidated properties	41,850	45,226	82,865	87,955
Depreciation and amortization related to real estate — unconsolidated entities	506	186	1,003	372
Impairment of real estate investments — consolidated properties	12,659	—	34,365	—
Loss (gain) on dispositions of real estate investments, net — consolidated properties	2,676	2	3,035	(2,261)
Net income attributable to noncontrolling interests	(171)	(947)	(135)	(1,835)
Depreciation, amortization, impairments and net gain/loss on dispositions — noncontrolling interests	(803)	(5,647)	(1,695)	(11,109)
NAREIT FFO attributable to controlling interest	**$ 66,796**	**$ 41,746**	**$ 122,677**	**$ 73,044**
Business acquisition expenses	(79)	15	1,758	2,797
Amortization of above- and below-market leases	355	419	768	845
Amortization of closing costs — debt security investment	12	80	49	156
Change in deferred rent	(720)	(556)	(1,392)	(1,145)
Non-cash impact of changes to equity instruments	3,190	2,765	5,741	4,700
Capitalized interest	(345)	(71)	(442)	(205)
Loss on debt extinguishments	1,298	—	1,806	1,280
Loss (gain) in fair value of derivative financial instruments	629	(388)	1,379	(6,805)
Foreign currency (gain) loss	(2,742)	(82)	(4,158)	344
Adjustments for unconsolidated entities	5	(138)	5	(248)
Adjustments for noncontrolling interests	(22)	(50)	(72)	75
Normalized FFO attributable to controlling interest	**$ 68,377**	**$ 43,740**	**$ 128,119**	**$ 74,838**
NAREIT FFO and Normalized FFO weighted average common shares outstanding — diluted	**161,143,556**	**130,689,889**	**159,318,503**	**117,413,643**
NAREIT FFO per common share attributable to controlling interest — diluted	**$ 0.41**	**$ 0.32**	**$ 0.77**	**$ 0.62**
Normalized FFO per common share attributable to controlling interest — diluted	**$ 0.42**	**$ 0.33**	**$ 0.80**	**$ 0.64**
Distributions paid in cash	$ 39,877	$ 32,998	$ 79,425	$ 49,594

(1) Totals may not add due to rounding.

American Healthcare REIT

21

22 Q2 2025 Net income $ 10,079 Adjustments: Interest expense, net (including amortization of deferred financing costs, debt discount/ premium and loss on debt extinguishments) 22,632 Income tax expense 732 Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities) 42,387 EBITDA $ 75,830 Loss from unconsolidated entities 1,238 Straight line rent and amortization of above/below market leases (811) Non-cash impact of changes to equity instruments 3,190 Business acquisition expenses (79) Loss on dispositions of real estate investments, net 2,676 Amortization of closing costs — debt security investment 12 Foreign currency gain (2,742) Loss in fair value of derivative financial instruments 629 Impairment of real estate investments 12,659 Non-recurring one-time items 495 Adjusted EBITDA $ 93,097 Adjusted EBITDA Reconciliation (in thousands)

23 Coverage Ratios and Net Debt Reconciliation(1) (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Includes approximately $1.7 million of cash interest expense from mortgage insurance premiums and equipment financing. (3) Non-cash interest expense includes amortization of loan fees and debt discount/premium. (4) Interest Coverage ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage ratio calculated as Adjusted EBITDA divided by Total Fixed Charges. Q2 2025 Interest Coverage Ratios Interest Expense (2) $ 22,632 Capitalized Interest - current period 183 Loss on extinguishment of debt (1,298) Non-Cash Interest Expense (3) (1,402) Total Interest $ 20,115 Interest Coverage ratio (4) 4.6x Fixed Charges Coverage Ratios Total Interest $ 20,115 Secured Debt Principal Amortization 5,335 Total Fixed Charges $ 25,450 Fixed Charge Coverage Ratio (4) 3.7x Total debt $ 1,554,016 Cash and cash equivalents (133,494) Restricted cash pertaining to debt (35,694) Net Debt $ 1,384,828 Net Debt-to-Annualized Adjusted EBITDA 3.7x (dollars in thousands)

24 Same-Store Property Reconciliation For the Three Months Ended June 30, 2025 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties/campuses 124 78 70 19 Recent acquisition/development conversions — — (22) — Non-Core Properties — (11) (1) (2) Other (1) (8) — — — Same-Store properties 116 67 47 17 (1) ISHC includes six expansions and two campuses under development.

Cash NOI Reconciliation

(in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Net income (loss)	$ 2,926	$ (3,093)	$ (32,429)	$ (6,840)	$ 10,079	$ (78)	$ 3,239
General and administrative	11,746	11,921	12,064	13,155	14,943	23,574	28,098
Business acquisition expenses	15	3,537	807	1,837	(79)	2,797	1,758
Depreciation and amortization	45,264	44,246	46,915	41,114	41,941	88,031	83,055
Interest expense	30,596	30,395	30,301	22,945	22,632	67,034	45,577
(Gain) loss in fair value of derivative financial instruments	(388)	8,967	(3,192)	750	629	(6,805)	1,379
Loss (gain) on dispositions of real estate investments, net	2	4	(2,956)	359	2,676	(2,261)	3,035
Impairment of real estate investments	—	—	45,755	21,706	12,659	—	34,365
Loss from unconsolidated entities	1,035	2,123	2,505	1,848	1,238	2,240	3,086
Foreign currency (gain) loss	(82)	(2,689)	3,119	(1,416)	(2,742)	344	(4,158)
Other income, net	(3,106)	(2,138)	(4,246)	(1,525)	(1,480)	(4,969)	(3,005)
Income tax expense	686	263	486	604	732	964	1,336
Total NOI	$ 88,694	$ 93,536	$ 99,129	$ 94,537	$ 103,228	$ 170,871	$ 197,765
Straight line rent	(748)	(682)	(672)	(735)	(821)	(1,880)	(1,556)
Facility rental expense	7,888	7,619	7,642	7,499	7,278	16,728	14,777
Other non-cash adjustments	315	323	158	202	182	706	384
Cash NOI from dispositions	—	—	(2,508)	(221)	(393)	—	(614)
Cash NOI attributable to noncontrolling interests [1]	(247)	(268)	(271)	(256)	(261)	(477)	(517)
Cash NOI	$ 95,902	$ 100,528	$ 103,478	$ 101,026	$ 109,213	$ 185,948	$ 210,239

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

25

Same-Store NOI Reconciliation (1/2)

(in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Integrated Senior Health Campuses							
NOI	$ 45,308	$ 48,399	$ 53,586	$ 52,717	$ 60,068	$ 87,288	$ 112,785
Facility rental expense	7,888	7,619	7,642	7,499	7,278	16,728	14,777
Cash NOI from dispositions	—	—	(341)	(274)	(198)	—	(472)
Cash NOI [1]	$ 53,196	$ 56,018	$ 60,887	$ 59,942	$ 67,148	$ 104,016	$ 127,090
New acquisitions/dispositions/other [1]	(224)	(4,314)	(4,013)	(559)	(5,065)	(1,505)	(5,624)
Non-Core Properties [1]	(497)	(631)	(461)	(563)	—	(950)	(563)
Other normalizing adjustments [1]	—	974	—	—	—	—	—
Same-Store NOI [1]	$ 52,475	$ 52,047	$ 56,413	$ 58,820	$ 62,083	$ 101,561	$ 120,903
Outpatient Medical							
NOI	$ 21,011	$ 21,066	$ 20,800	$ 20,509	$ 19,062	$ 41,989	$ 39,571
Straight line rent	(128)	(148)	(134)	(173)	(259)	(286)	(432)
Other non-cash adjustments	82	87	(81)	(41)	(36)	246	(77)
Cash NOI from dispositions	—	—	(261)	(2)	(203)	—	(205)
Cash NOI [2]	$ 20,965	$ 21,005	$ 20,324	$ 20,293	$ 18,564	$ 41,949	$ 38,857
Dispositions	(694)	(663)	—	—	—	(1,456)	—
Non-Core Properties	(2,318)	(2,284)	(2,160)	(2,066)	(355)	(4,670)	(2,421)
Same-Store NOI [2]	$ 17,953	$ 18,058	$ 18,164	$ 18,227	$ 18,209	$ 35,823	$ 36,436
SHOP							
NOI	$ 10,141	$ 11,307	$ 12,675	$ 12,036	$ 14,932	$ 16,650	$ 26,968
Cash NOI from dispositions	—	—	—	55	8	—	63
Cash NOI attributable to noncontrolling interests [2]	(60)	(78)	(80)	(67)	(70)	(106)	(137)
Cash NOI	$ 10,081	$ 11,229	$ 12,595	$ 12,024	$ 14,870	$ 16,544	$ 26,894
New acquisitions/dispositions	(1,358)	(2,472)	(3,156)	(2,139)	(4,002)	(1,332)	(6,141)
Development conversion	510	664	576	360	277	1,050	637
Non-Core Properties	(34)	(61)	(87)	(82)	(35)	(34)	(117)
Other normalizing adjustments	—	133	(94)	123	202	838	325
Same-Store NOI	$ 9,199	$ 9,493	$ 9,834	$ 10,286	$ 11,312	$ 17,066	$ 21,598

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

26

Same-Store NOI Reconciliation (2/2)

(in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Triple-Net Leased Properties							
NOI	$ 12,234	$ 12,764	$ 12,068	$ 9,275	$ 9,166	$ 24,944	$ 18,441
Straight line rent	(620)	(534)	(538)	(562)	(562)	(1,594)	(1,124)
Other non-cash adjustments	233	236	239	243	218	460	461
Cash NOI from dispositions	—	—	(1,906)	—	—	—	-
Cash NOI attributable to noncontrolling interest [2]	(187)	(190)	(191)	(189)	(191)	(371)	(380)
Cash NOI	$ 11,660	$ 12,276	$ 9,672	$ 8,767	$ 8,631	$ 23,439	$ 17,398
Debt security investment	(2,039)	(2,453)	(2,117)	(1,481)	(1,163)	(4,120)	(2,644)
Dispositions	(2,127)	(2,163)	—	—	—	(4,291)	-
Non-Core Properties	(286)	(296)	(248)	(143)	(161)	(576)	(304)
Same-Store NOI	$ 7,208	$ 7,364	$ 7,307	$ 7,143	$ 7,307	$ 14,452	$ 14,450
Total Portfolio							
NOI	$ 88,694	$ 93,536	$ 99,129	$ 94,537	$ 103,228	$ 170,871	$ 197,765
Straight line rent	(748)	(682)	(672)	(735)	(821)	(1,880)	(1,556)
Facility rental expense	7,888	7,619	7,642	7,499	7,278	16,728	14,777
Other non-cash adjustments	315	323	158	202	182	706	384
Cash NOI from dispositions	—	—	(2,508)	(221)	(393)	-	(614)
Cash NOI attributable to noncontrolling interests [2]	(247)	(268)	(271)	(256)	(261)	(477)	(517)
Cash NOI [1][2]	$ 95,902	$ 100,528	$ 103,478	$ 101,026	$ 109,213	$ 185,948	$ 210,239
Debt security investment	(2,039)	(2,453)	(2,117)	(1,481)	(1,163)	(4,120)	(2,644)
New acquisitions/dispositions/other [1]	(4,403)	(9,612)	(7,169)	(2,698)	(9,067)	(8,584)	(11,765)
Development conversion	510	664	576	360	277	1,050	637
Non-Core Properties [1]	(3,135)	(3,272)	(2,956)	(2,854)	(551)	(6,230)	(3,405)
Other normalizing adjustments [1]	—	1,107	(94)	123	202	838	325
Same-Store NOI [1][2]	$ 86,835	$ 86,962	$ 91,718	$ 94,476	$ 98,911	$ 168,902	$ 193,387

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

27

Same-Store Revenue Reconciliation (1/2)

(in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Integrated Senior Health Campuses							
GAAP revenue	$ 393,774	$ 409,626	$ 423,290	$ 423,364	$ 423,825	$ 786,896	$ 847,189
Cash revenue from dispositions	—	—	(1,774)	(1,480)	(1,201)	—	(2,681)
Cash revenue [1]	$ 393,774	$ 409,626	$ 421,516	$ 421,884	$ 422,624	$ 786,896	$ 844,508
Revenue attributable to new acquisitions/dispositions/other [1]	(98,521)	(105,755)	(105,457)	(98,572)	(99,681)	(196,469)	(198,253)
Revenue attributable to Non-Core Properties [1]	(3,506)	(3,605)	(3,627)	(3,855)	—	(6,906)	(3,855)
Other normalizing revenue adjustments [1]	—	(1,236)	—	—	—	—	—
Same-Store revenue [1]	$ 291,747	$ 299,030	$ 312,432	$ 319,457	$ 322,943	$ 583,521	$ 642,400
Outpatient Medical							
GAAP revenue	$ 33,682	$ 33,715	$ 33,276	$ 33,194	$ 31,254	$ 67,749	$ 64,448
Straight line rent	(128)	(148)	(134)	(173)	(259)	(286)	(432)
Other non-cash adjustments	(267)	(262)	(399)	(324)	(350)	(452)	(674)
Cash revenue from dispositions	—	—	(304)	—	(460)	—	(460)
Cash revenue [2]	$ 33,287	$ 33,305	$ 32,439	$ 32,697	$ 30,185	$ 67,011	$ 62,882
Revenue attributable to dispositions	(986)	(881)	—	—	—	(2,148)	—
Revenue attributable to Non-Core Properties	(4,222)	(4,097)	(3,910)	(3,891)	(1,508)	(8,426)	(5,399)
Same-Store revenue [2]	$ 28,079	$ 28,327	$ 28,529	$ 28,806	$ 28,677	$ 56,437	$ 57,483
SHOP							
GAAP revenue	$ 64,239	$ 67,208	$ 73,543	$ 73,812	$ 77,460	$ 123,235	$ 151,272
Cash revenue from dispositions	—	—	—	(166)	—	—	(166)
Cash revenue attributable to noncontrolling interests [2]	(291)	(296)	(304)	(303)	(310)	(567)	(613)
Cash revenue	$ 63,948	$ 66,912	$ 73,239	$ 73,343	$ 77,150	$ 122,668	$ 150,493
Revenue attributable to new acquisitions/dispositions	(12,161)	(13,912)	(18,916)	(17,927)	(20,765)	(20,482)	(38,692)
Revenue attributable to development conversion	(415)	(411)	(491)	(638)	(753)	(685)	(1,391)
Revenue attributable to Non-Core Properties	(524)	(556)	(580)	(589)	(580)	$ (1,006)	$ (1,169)
Other normalizing revenue adjustments	—	—	(94)	—	—	$ 174	$ —
Same-Store revenue	$ 50,848	$ 52,033	$ 53,158	$ 54,189	$ 55,052	$ 100,669	$ 109,241

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

28

Same-Store Revenue Reconciliation (2/2)

(in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	YTD 6/30/24	YTD 6/30/25
Triple-Net Leased Properties							
GAAP revenue	$ 12,886	$ 13,265	$ 12,631	$ 10,233	$ 9,964	$ 26,234	$ 20,197
Straight line rent	(620)	(534)	(538)	(562)	(562)	(1,594)	(1,124)
Other non-cash adjustments	212	217	220	225	199	422	424
Cash revenue from dispositions	—	—	(1,910)	—	—	—	—
Cash revenue attributable to noncontrolling interest [2]	(186)	(190)	(190)	(190)	(191)	(372)	(381)
Cash revenue	$ 12,292	$ 12,758	$ 10,213	$ 9,706	$ 9,410	$ 24,690	$ 19,116
Debt security investment	(2,039)	(2,453)	(2,117)	(1,481)	(1,163)	(4,120)	(2,644)
Revenue attributable to dispositions	(2,169)	(2,169)	—	—	—	(4,338)	—
Revenue attributable to Non-Core Properties	(319)	(321)	(273)	(182)	(183)	(633)	(365)
Other normalizing revenue adjustments	—	—	—	(261)	(261)	—	(522)
Same-Store revenue	$ 7,765	$ 7,815	$ 7,823	$ 7,782	$ 7,803	$ 15,599	$ 15,585
Total Portfolio							
GAAP revenue	$ 504,581	$ 523,814	$ 542,740	$ 540,603	$ 542,503	$ 1,004,114	$ 1,083,106
Straight line rent	(748)	(682)	(672)	(735)	(821)	(1,880)	(1,556)
Other non-cash adjustments	(55)	(45)	(179)	(99)	(151)	(30)	(250)
Cash revenue from dispositions	—	—	(3,988)	(1,646)	(1,661)	—	(3,307)
Cash revenue attributable to noncontrolling interests [2]	(477)	(486)	(494)	(493)	(501)	(939)	(994)
Cash revenue [1]	$ 503,301	$ 522,601	$ 537,407	$ 537,630	$ 539,369	$ 1,001,265	$ 1,076,999
Debt security investment	(2,039)	(2,453)	(2,117)	(1,481)	(1,163)	(4,120)	(2,644)
Revenue attributable to new acquisitions/dispositions/other [1]	(113,837)	(122,717)	(124,373)	(116,499)	(120,446)	(223,437)	(236,945)
Revenue attributable to development conversion	(415)	(411)	(491)	(638)	(753)	(685)	(1,391)
Revenue attributable to Non-Core Properties [1]	(8,571)	(8,579)	(8,390)	(8,517)	(2,271)	(16,971)	(10,788)
Other normalizing revenue adjustments [1]	—	(1,236)	(94)	(261)	(261)	174	(522)
Same-Store revenue [1][2]	$ 378,439	$ 387,205	$ 401,942	$ 410,234	$ 414,475	$ 756,226	$ 824,709

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

29

30 • Adjusted EBITDA: EBITDA excluding the impact of gain or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash stock-based compensation expense, business acquisition expenses, gain or loss on sales of real estate investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) Adjusted EBITDA multiplied by 4. • Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, facilities rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: Gross leasable area. • Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: Independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • MC: Memory-care units. • NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt. Defined Terms

31 • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • NOI margin: Calculated by dividing NOI by revenue. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to- market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. • OM: Outpatient Medical buildings. • OP unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: For the quarter ended June 30, 2025, we owned and/or operated eight other buildings through entities of which we owned between 90.0% and 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. Defined Terms

32 • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are Triple-net leased. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loan and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; in which we indirectly owned a 100% interest in Trilogy as of June 30, 2025. • Triple-net leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses. Defined Terms